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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 2, 1999

                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                     1-9927                  95-2594724
----------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



        4200 WEST CYPRESS STREET, STE 300
                 TAMPA, FLORIDA                           33607
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     (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (813) 876-5036

                                   ----------

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ITEM 5.  OTHER EVENTS.

         Effective July 2, 1999, the Company entered into an employment agreement with Mary Jane Johnson. Pursuant to the agreement, Ms. Johnson will become the Company's Chief Operating Officer and will continue to serve as Chief Executive Officer of the Company's principal subsidiary, Comprehensive Behavioral Care, Inc. A copy of the employment agreement is attached as an
Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

         Also effective July 2, 1999, the Company entered into addendums to the employment agreements between the Company and each of Chriss W. Street, Chairman, President and Chief Executive Officer of the Company, and Robert J. Landis, Executive Vice President, Chief Financial Officer and Treasurer of the Company, amending the calculation of their bonus compensation in certain respects. Copies of these amendments are attached as Exhibits 99.2 and 99.3 to this Form 8-K, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) - Not applicable

         (c) Exhibits

         99.1 Employment Agreement effective July 2, 1999 between the Company and Mary Jane Johnson.

         99.2 Addendum effective July 2, 1999 to Employment Agreement between the Company and Chriss W. Street.

         99.3 Addendum effective July 2, 1999 to Employment Agreement between the Company and Robert J. Landis.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMPREHENSIVE CARE CORPORATION


                                 By: /s/ Chriss W. Street
                                     -------------------------------------------
                                     Chriss W. Street
                                     Chairman of the Board, President and
                                      Chief Executive Officer

Date: July 20, 1999


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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
 99.1          Employment Agreement dated July 8, 1999 between the Company and
               Mary Jane Johnson.

 99.2 Addendum effective July 2, 1999 to Employment Agreement between the Company and Chriss W. Street.

 99.3 Addendum effective July 2, 1999 to Employment Agreement between the Company and Robert J. Landis.

